ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

Supplement dated December 7, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST BlackRock Low Duration Bond Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Bob Miller and Akivia Dickstein will replace Thomas Musmanno, CFA as Portfolio Managers for the Portfolio. Scott Maclellan, CFA, will continue to serve as a Portfolio Manager to the Portfolio.

To reflect this change, the Portfolio's Summary Prospectus is hereby revised as follows:

I.All references and information pertaining to Thomas Musmanno, CFA are hereby deleted.

II.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby revised by adding the following with respect to Messrs. Miller and Dickstein:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	BlackRock	Bob Miller	Managing Director	November 2020
LLC	Financial
Management, Inc.;
BlackRock
International
Limited;
BlackRock
(Singapore)
Limited
AST Investment		Akivia Dickstein	Managing Director	November 2020
Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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